EXHIBIT 10.8

SENIOR PLEDGE AGREEMENT

THIS SENIOR PLEDGE AGREEMENT (this “Agreement”) dated as of January 3, 2008, is made by FORSTER DRILLING CORPORATION, a Nevada corporation, (the “Pledgor”), in favor of FIRST SECURITY BANK (the “Trustee”).

WHEREAS, concurrently herewith Pledgor and Trustee shall enter into that certain subordinated indenture dated of even date hereof (the “Indenture”).

WHEREAS, the Indenture requires that Pledgor shall have executed and delivered to Trustee this Agreement to secure Pledgor’s obligations to Trustee and the holders of the notes to be issued under the Indenture (individually, a “Note” and, collectively, the “Notes”) in the manner set forth herein.

WHEREAS, Pledgor and Trustee, together with Bank of the Ozarks, have entered into an Intercreditor Agreement (the “Intercreditor Agreement”) of even date herewith and all provisions herein are subject to such agreement.

NOW, THEREFORE, in consideration of the Secured Obligations (as hereinafter defined) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein which are defined in the Note or the Indenture shall have the meanings set forth therein or which are defined in the UCC shall have the meanings set forth therein. In addition to any other terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

“Capital Stock” shall mean all of the issued and outstanding shares of common stock of Forster Drilling, Inc., Forster Tool & Supply, Inc. and Forster Exploration & Production, Inc., (each a “Subsidiary,” and all referred to as “Subsidiaries”), and all of the issued and outstanding shares of capital stock of each Subsidiary is owned by Pledgor.

“Collateral” shall have the meaning assigned to that term in Section 2 hereof.

“Equity Rights” shall have the meaning assigned to that term in Section 2 hereof.

“Event of Default” shall mean an Event of Default as defined under the Indenture.

“Pledged Securities” shall have the meaning assigned to that term in Section 2 hereof.

“Proceeds” shall mean all proceeds as that term is defined in the UCC and, in addition, any and all amounts or items of property received when Collateral or proceeds thereof are sold, exchanged, collected or otherwise disposed of, both cash and non-cash, including proceeds of insurance, indemnity, warranty or guarantee paid or payable on or in connection with any Collateral.

“Secured Obligations” shall mean, collectively, (a) all liabilities, obligations and indebtedness (whether actual or contingent, whether owed jointly or severally, whether for the payment of money and, if for the payment of money, whether for principal, interest, premium, fees, expenses or otherwise) now existing or hereafter incurred of Pledgor to Trustee or the holders of Notes under the Notes, this Agreement, the Indenture or the Senior Security Agreement (as defined below), as the same may be amended, modified or supplemented from time to time, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part, (b) all other liabilities, obligations and indebtedness (whether actual or contingent, whether owed jointly or severally, whether for the payment of money and, if for the payment of money, whether for principal, interest, premium, fees, expenses or otherwise) of Pledgor or any of its Subsidiaries to Trustee or the holders of Notes now existing or hereafter incurred, whether under other financing arrangements whether related to the Notes, whether contemplated by Trustee or the holders of Notes or Pledgor at the date hereof and whether direct, indirect, matured or contingent, joint or several, or otherwise, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part, (c) all costs and expenses (including, without limitation, to the extent permitted by law, reasonable attorneys' fees and other legal expenses) incurred by Trustee in the enforcement and collection of any of the liabilities, obligations or indebtedness referred to in clause (a) or (b) above, and (d) all payments and advances made by Trustee for the maintenance, preservation, protection or enforcement of, or realization upon, any property or assets now or hereafter made subject to any Lien granted pursuant to the Indenture or the Subordinated Security Agreement or pursuant to any agreement, instrument or note relating to any of the Secured Obligations (including, without limitation, advances for taxes, insurance, storage, transportation, repairs and the like).

“Senior Security Agreement” shall mean the Senior Security Agreement, of even date herewith, by and among Pledgor, the Subsidiaries and Trustee.

“Subordinated Pledge Agreement” shall mean the Subordinated Pledge Agreement, of even date herewith, by and among the Pledgor, the Subsidiaries and Bank of the Ozarks.

“Subordinated Security Agreement” shall mean the Subordinated Security Agreement, of even date herewith, by and among Pledgor, the Subsidiaries and Bank of the Ozarks.

“UCC” shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

2. Grant of Security Interest.

(a) Grant. As security for full and timely payment, observance and performance of the Secured Obligations in accordance with the terms thereof, Pledgor hereby pledges, assigns, hypothecates and transfers, and grants to and creates in favor of Trustee a continuing security interest and lien under the UCC in all of its right, title and interest in, to and under the following (all of which is collectively referred to herein as the “Collateral”):

(i) all of the issued and outstanding shares of Capital Stock (whether in certificated or uncertificated form) of the Subsidiaries of Pledgor listed on Schedule I attached to this Agreement (the “Pledged Securities”).

(ii) all stock rights, rights to subscribe, liquidating and other dividends and distributions, stock dividends, dividends paid in stock, new securities, options, warrants, other property, cash and any other rights to which Pledgor is or may hereafter become entitled to receive, for any reason whatsoever, with respect to its interest in the Pledged Securities, whether in certificated or uncertificated form and whether in substitution or exchange or by reason of merger, consolidation, reclassification, reorganization, liquidation or otherwise (the “Equity Rights”);

(iii) the certificates and other instruments described on Schedule I currently evidencing the Pledged Securities and any and all other certificates and instruments now or hereafter evidencing the Pledged Securities or the Equity Rights, in each case duly endorsed in blank (or with appropriate irrevocable stock powers duly executed in blank and undated); and

(iv) all Proceeds of the foregoing.

(b) Relative Priority of Security Interests. In furtherance of the intent of the parties hereto and the parties to the Intercreditor Agreement, the security interests and liens granted hereunder shall be treated as a severable first in priority security interest and lien granted to Trustee as the collateral agent under the Indenture and the security interests and liens granted by Pledgor under the Subordinated Pledge Agreement shall be treated as a severable second in priority security interest, for the purpose of determining the relative rights in the Collateral.

3. Delivery of Collateral.

(a) Upon the execution and delivery of this Agreement, Pledgor shall deliver to Trustee all items of Collateral then owned by or held by Pledgor, and with respect to all items of Collateral acquired by Pledgor hereafter, Pledgor shall promptly deliver such items of Collateral to Trustee upon its receipt thereof. Each certificate or instrument representing Collateral shall be delivered to Trustee duly endorsed in blank or together with appropriate irrevocable stock powers undated and duly executed in blank sufficient to transfer title thereto.

(b) Solely for the purposes of perfecting liens and security interests granted under this Agreement securing the Secured Obligations, the Pledgor acknowledges and agrees that any Collateral in the possession of the Trustee hereunder is held as custodian pursuant to the terms of the Intercreditor Agreement.

4. Dividends and Other Distributions.

(a) Stock Dividends and Other Distributions. So long as this Agreement is in effect, if Pledgor, by reason of ownership of the Collateral shall become entitled to receive, or shall receive, any Equity Rights, Pledgor shall accept the same as Trustee's agent and hold the same in trust for Trustee and deliver the same forthwith to Trustee in the exact form received, with the endorsement of Pledgor when requested by Trustee and/or appropriate undated stock powers duly executed in blank, to be held by Trustee as part of the Collateral. Any sums or property paid upon or in respect of the Collateral or any other securities received under this Section 4 upon the reorganization, liquidation, or dissolution of the issuer of any of the Collateral or any such other securities shall immediately be paid over to Trustee to be held by Trustee as additional security for the payment of the Secured Obligations. All sums of money and property so paid or distributed in respect of the Collateral and such other securities that are received by Pledgor shall, until paid or delivered to Trustee, be segregated from the other property or funds of Pledgor and held by Pledgor in trust as additional security for the payment of the Secured Obligations. Pledgor shall give Trustee immediate notice of any such distribution.

(b) Cash Dividends and Distributions. Notwithstanding the provisions of Section 4(a) above, unless an Event of Default shall have occurred and be continuing or shall exist, Pledgor shall be entitled to receive and retain all cash dividends and distributions declared and paid out of earnings or earned surplus with respect to any Collateral to the extent such dividends and distributions are permitted under the Indenture. Upon the occurrence and continuance or existence of any Event of Default or to the extent not permitted under the Indenture, Trustee shall be entitled to receive any and all such cash dividends and distributions, and upon receipt, Pledgor shall hold any such cash dividends and distributions it receives in trust for Trustee and shall immediately deliver any such cash dividends or distributions to Trustee. Trustee shall hold any such cash dividends and distributions as Collateral pursuant to this Agreement or, at Trustee's election, shall apply any such cash dividends or distributions to the reduction of any Secured Obligations then outstanding, in such order as Trustee may elect.

5. Voting and Other Rights.

(a) Stock Register. At any time and from time to time (i) whether before or after the occurrence of any Event of Default, Trustee shall be entitled to register this Agreement on the stock ledger and books of record of each of the issuers of the Collateral, and Pledgor agrees to cause this Agreement to be so registered, and (ii) after the occurrence of any Event of Default and the continuance thereof, Trustee shall be entitled to register any or all of the Collateral in its name or the name of its nominee, and Pledgor shall execute such assignments and other documents, and take such other acts, all at Pledgor's expense, as Trustee may from time to time reasonably request to accomplish the foregoing.

(b) Voting Rights. Unless an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to vote the Collateral and to give consents, waivers and ratifications with respect to the Collateral; provided that no vote shall be cast, or consent, waiver or ratification given, or any action taken, that would impair the Collateral or be inconsistent with or violate any provision of this Agreement, the Indenture or the Note. Upon the occurrence and continuance or during the existence of any Event of Default, Trustee shall have the right to vote the Collateral, in all matters, and grant consents, waivers and ratifications with respect thereto in its absolute discretion whether Trustee has transferred the Collateral to the registered ownership of Trustee or Trustee's nominee.

6. Representations and Warranties. Pledgor hereby represents, warrants, covenants and agrees that:

(a) Pledgor is and shall be at all times the record and beneficial owner of each item of its Collateral, and has and shall have at all times good and marketable title thereto, free and clear of any and all liens, charges, claims and encumbrances, except the security interest granted under this Agreement, and Pledgor shall use its best efforts to defend such title against the claims and demands of all Persons whomsoever. All the shares constituting the Pledged Securities are duly authorized, have been validly issued, and are fully paid and nonassessable.

(b) This Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). This Agreement creates a valid security interest in the Collateral and, upon delivery of the Collateral to Trustee, shall constitute a valid perfected lien on or security interest in the Collateral.

(c) No security agreement, financing statement, equivalent security or lien instrument, or continuation statement covering all or any part of the Collateral, except for the pledge to Bank of the Ozarks pursuant to the Subordinated Pledge Agreement and the Subordinated Security Agreement, is on file or of record in any public office which has not been properly terminated in accordance with the law of the applicable jurisdiction.

(d) The stock certificates described on Schedule I hereto evidence all of the issued and outstanding shares of Capital Stock of the Subsidiaries of Pledgor which are owned by Pledgor as of the date of execution of this Agreement, and Pledgor has delivered to Trustee or its agent all stock certificates or other instruments evidencing any of the Pledged Securities, in each case duly endorsed in blank to Trustee or its agent (or with appropriate irrevocable stock powers duly executed in blank and undated).

(e) Pledgor's place where its records concerning the Collateral are kept is 2425 Fountainview Drive, Suite 305, Houston, Texas 77057, and Pledgor shall not change such principal place of business or remove such records unless it has taken such action as is necessary to cause the security interest of Trustee in the Collateral to continue to be perfected. Pledgor shall not change its principal place of business or the place where its records concerning the Collateral are kept without giving at least 30 days prior written notice thereof to Trustee.

(f) Pledgor assumes full responsibility for using its best efforts for taking any and all steps to preserve rights with respect to the Collateral against all prior parties. Trustee shall be deemed to have exercised reasonable care in the preservation and custody of the portion of the Collateral as may be in Trustee's possession if Trustee takes such action as is required by applicable law and as Pledgor shall reasonably request in writing; provided that such requested action shall not, in the judgment of Trustee, impair Trustee's prior security interest in such Collateral or its rights in or the value of such Collateral; and provided further that such written request is received by Trustee in sufficient time to permit Trustee to take the requested action. In the absence of such written request, Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Trustee accords its own property.

7. Records. Pledgor shall at all times maintain accurate and complete records with respect to each item and category of the Collateral and shall furnish copies of such records to Trustee with reasonable promptness from time to time upon Trustee's request.

8. Preservation and Protection of Security Interest. Pledgor shall use its best efforts to preserve and protect Trustee's security interest in the Collateral and shall, at its own cost and expense, cause such security interest in the Collateral to be perfected and continue perfected so long as the Secured Obligations or any portion thereof are outstanding and unpaid under the Notes (by means including, without limitation, the execution and delivery of all instruments, documents and securities to Trustee with endorsements and documents of transfer satisfactory to Trustee) and for such purposes Pledgor shall from time to time at the request of Trustee file or record, or cause to be filed or recorded, such instruments, documents and notices (including, without limitation, financing statements and continuation statements) or deliver to Trustee such stock certificates or other instruments as Trustee may deem necessary or advisable from time to time to perfect and continue perfected such security interests. Pledgor shall do all such other acts and things and shall execute and deliver all such other instruments and documents (including, without limitation, further security agreements, pledges, endorsements, assignments and notices) as Trustee may deem necessary or advisable from time to time to perfect and preserve the priority of such security interests in the Collateral, as a perfected security interest in the Collateral, prior to the rights of any other secured party or lien creditor, except for the pledge to Bank of Ozark pursuant to the Subordinated Pledge Agreement and the Subordinated Security Agreement. Trustee, and its officers, employees and authorized agents, or any of them, are hereby irrevocably appointed the attorneys-in-fact of Pledgor to do, at Pledgor's expense, all acts and things which Trustee may deem necessary or advisable to preserve, perfect and continue perfected Trustee's security interests in the Collateral (including, without limitation, the signing of financing, continuation or other similar statements and notices on behalf of Pledgor), which appointment is irrevocable and coupled with an interest.

9. Covenants of Pledgor. Pledgor covenants and agrees with Trustee that from and after the date of this Agreement and until the Secured Obligations are fully satisfied:

(a) Limitation on Disposition. Except for dispositions permitted by the Indenture, Pledgor shall not sell, assign, exchange or otherwise transfer, or grant any options with respect to, any of the Collateral or any interest therein, or attempt or contract to do so (other than the pledge and security interest granted hereunder or granted for the benefit of Bank of Ozark pursuant to the Subordinated Pledge Agreement and the Subordinated Security Agreement).

(b) Notices. Pledgor shall promptly give detail of (i) any lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) any material change in the composition of the Collateral (including, without limitation, information regarding the issuance or creation of Equity Rights) and (iii) the occurrence of any other event which might have a material adverse effect on the value of the Collateral or on the security interests created hereunder.

(c) Additional Securities. Pledgor shall (i) prevent each of its Subsidiaries from issuing any Pledged Securities, Equity Rights or other securities in addition to or in substitution for the Pledged Securities, except to Pledgor or as permitted under the Indenture, (ii) immediately upon its acquisition (directly or indirectly) thereof, pledge to Trustee hereunder any and all additional shares of stock, other securities or ownership interests issued by any of its Subsidiaries and (iii) shall pledge to Trustee hereunder, immediately upon its acquisition (directly or indirectly) hereof, any and all shares of stock, other securities or ownership interests of any entity which, after the date of this Agreement, becomes a direct or indirect Subsidiary of Pledgor.

(d) Further Assurances. From time to time upon the request of Trustee, Pledgor shall, and shall cause any of its Subsidiaries to, execute and deliver such further documents and do such further acts and things as Trustee may reasonably request to effectuate the provisions of this Agreement.

10. Trustee's Appointment as Attorney-in-Fact.

(a) Upon the occurrence and during the continuance or existence of any Event of Default, Pledgor hereby irrevocably constitutes and appoints Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Pledgor and in the name of Pledgor or in its own name, from time to time in Trustee's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing and subject to Pledgor's rights under Section 5 hereof, Pledgor hereby gives Trustee and any officer or agent thereof, as such attorney-in-fact, the power and right, on behalf of Pledgor, without notice to or assent by Pledgor, to do the following: (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to become due thereunder directly to Trustee or as Trustee shall direct; (ii) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of the Collateral; (v) to defend any suit, action or proceeding brought against Pledgor with respect to any Collateral; (vi) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; (vii) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Trustee may deem appropriate; (viii) to participate in any recapitalization, reclassification, reorganization, consolidation, redemption, stock split, merger or liquidation of any issuer of the Collateral and, in connection therewith, may deposit or surrender control of the Collateral in exchange therefor and take such other action as deemed proper by Trustee in connection therewith; and (ix) generally, to sell, transfer, pledge, vote, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Trustee were the absolute owner thereof for all purposes, and to do, at Trustee's option and Pledgor's expense, at any time, or from time to time, all acts and things which Trustee reasonably deems necessary to protect, preserve or realize upon the Collateral and Trustee's security interest therein, to effect the intent of this Agreement, all as fully and effectively as Pledgor might do.

(b) Any and all such amounts received by Trustee as attorney-in-fact for Pledgor may, in the sole discretion of Trustee, be held by Trustee as collateral security. Pledgor hereby ratifies, to the extent permitted by law, all that such attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

(c) The powers conferred on Trustee hereunder are solely to protect Trustee's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Trustee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Pledgor for any act or failure to act, except for its own gross negligence or willful misconduct.

(d) Pledgor also authorizes Trustee, at any time and from time to time upon the occurrence and during the continuance or existence of any Event of Default, to execute, in connection with the sale provided for in Section 12 of this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

11. Intercreditor Agreement. The Trustee hereby acknowledges and agrees that the exercise of remedies pursuant to Section 12 and all other provisions of this Agreement are, and shall at all times be, subject to the limitations on the Trustee's remedies set forth in the Intercreditor Agreement.

12. Remedies on Default.

(a) If any Event of Default shall occur and be continuing or shall exist, Trustee may (i) to the full extent permitted by law, take possession and control of all or any part of the Collateral and Proceeds thereof and books and records pertaining thereto, with or without judicial process, and, (ii) after ten days prior written notice, proceed to exercise one or more of the rights and remedies accorded to a secured party by the UCC and otherwise by law or by the terms of the Indenture or this Agreement. Trustee's rights and remedies shall include, without limitation, the power (i) to sell, lease, assign, give options to purchase or otherwise dispose of and deliver all or any portion of the Collateral at public or private sale or sales at such place and time and on such terms as Trustee may see fit (subject to the requirements of applicable law, including commercial reasonableness) and (ii) to endorse in the name of the Pledgor any instrument representing Collateral. Without precluding any other methods sale, the sale of Collateral shall be deemed to have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of secured lenders disposing of similar property, but in any event, Trustee may sell the Collateral on such terms as Trustee may choose without assuming any credit risk and without any obligation to advertise or give notice of any kind not expressly required under this Agreement or by the UCC or otherwise. All of the rights and remedies of Trustee under this Agreement shall be cumulative and not exclusive of other rights and remedies which it otherwise would have, whether under the Note, the UCC or otherwise. Trustee shall not be under any obligation to marshall any assets in favor of Pledgor or any other Person or against or in payment of all or any part of the Secured Obligations.

(b) Pledgor agrees that in any sale of any of the Collateral, Trustee is authorized to comply with any limitation or restriction in connection with such sale which it is advised by its counsel is appropriate (i) to avoid violation of applicable law (including, without limitation, procedures restricting the number of prospective bidders and purchasers, requiring that prospective bidders and purchasers have certain qualifications and restricting prospective bidders and purchasers to persons who shall represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of any Pledged Securities or Equity Rights they purchase), or (ii) to obtain any required approval of such sale or of a purchase of such sale by any governmental regulatory authority or official. Pledgor further agrees that such compliance shall not result in any such sale being deemed not to have been made in a commercially reasonable manner, nor shall Trustee be liable or accountable to Pledgor for any discount allowed by reason of the fact that any Pledged Securities or Equity Rights are sold in compliance with any such limitation or restriction. Trustee shall be under no obligation to delay the sale of any of the Collateral for the period of time necessary to permit either Pledgor or any Subsidiary to register securities for public sale under the Securities Act of 1933, as amended from time to time, or under applicable state securities laws, even if Pledgor would agree to do so.

(c) If any Event of Default shall occur and be continuing or shall exist, Trustee shall have the right, in addition to all other rights and remedies available to it, hereunder or otherwise, without notice to Pledgor to set-off against and to appropriate and apply to the unpaid balance of the Notes and all other Secured Obligations, any obligations owing to Pledgor by Trustee and any funds held in any manner for the account of Pledgor by Trustee, and Trustee is hereby granted a security interest in and lien on all such obligations for such purpose. Such set-off rights shall exist whether or not Trustee shall have made any demand under this Agreement, the Notes or any other secured obligations and whether the Notes and such other obligations are matured or unmatured.

(d) Application of Proceeds. Subject to the terms of the Intercreditor Agreement, any Collateral (including the Proceeds thereof) held, received or realized upon at any time by Trustee shall be applied in the manner set forth in the Note and the Indenture (or if not so set forth, in a manner acceptable to, and at the election of, the Trustee). If the Proceeds of the Collateral together with the proceeds of any other collateral granted to Trustee pursuant to this Agreement to secure the Secured Obligations, and any of the sales or other dispositions thereof, shall be insufficient to pay the amounts secured hereby, Pledgor shall be liable for the deficiency, and, if a surplus exists after lawful application of such proceed, Pledgor shall be entitled to any surplus.

13. Limitation on Trustee's Duty in Respect of Collateral. Trustee shall use reasonable care with respect to the Collateral in its possession or under its control. Except as provided in the previous sentence, Trustee shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Upon request of Pledgor, Trustee shall account for any money received by it in respect of any foreclosure on or disposition of the Collateral.

14. Taxes and Charges. Pledgor shall pay and discharge all taxes, levies and other impositions levied on Collateral. If Pledgor shall fail to do so, Trustee may (but shall not be obligated to) pay such taxes, levies or impositions for the account of Pledgor (without waiving or releasing any obligation or defaults by Pledgor hereunder), the amount thereof shall be added to the Secured Obligations and shall be payable upon demand with interest accruing thereon at the default interest rate provided for in the Notes (the "Default Interest Rate").

15. Continuing Validity of Obligations.

(a) The agreements and obligations of Pledgor hereunder are continuing agreements and obligations and are absolute and unconditional irrespective of the genuineness, validity or enforceability of the Notes or any other instrument or instruments now or hereafter evidencing the Secured Obligations or any part thereof or of this Agreement or any other agreement or agreements now or hereafter entered into by Trustee and Pledgor pursuant to which the Secured Obligations or any part thereof is issued or of any other circumstance which might otherwise constitute a legal or equitable discharge of such agreements and obligations other than payment in full of the Secured Obligations and termination of Trustee's commitment to lend to Pledgor.

(b) Without limiting the foregoing, such agreements and obligations shall continue in full force and effect as long as the Secured Obligations or any part thereof remains outstanding and unpaid (whether or not any part of any Note is outstanding) and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected by (i) any renewal, refinancing or refunding of the Secured Obligations in whole or in part, (ii) any extension of the time of payment of the Notes or other instrument or instruments now or hereafter evidencing the Secured Obligations or any part thereof, (iii) any amendment to or modification of the terms of the Notes or other instrument or instruments now or hereafter evidencing the Secured Obligations or any part thereof or any other agreement or agreements now or hereafter entered into by Trustee and Pledgor pursuant to which the Secured Obligations or any part thereof is issued or secured, or (iv) any substitution, exchange or release of, or failure to preserve, perfect or protect, or other dealing in respect of, the Collateral or any other property or any security for the payment of the Secured Obligations or any part thereof.

(c) To the extent that Pledgor makes a payment or payments to Trustee or Trustee receives any payment or proceeds of the Collateral, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause of action, then, to the extent of such payment or proceeds, the Secured Obligations or portion thereof intended to be satisfied and this Agreement shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by such party.

16. Defeasance. Upon payment in full of the Secured Obligations, this Agreement shall terminate and be of no further force and effect (except for the provisions of Sections 18 hereof which shall survive), and in such event Trustee shall, at Pledgor's expense, redeliver and reassign to Pledgor its remaining Collateral and take all action necessary to terminate the security interest of Trustee in the Collateral. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

17. Indemnification and Expenses. Pledgor shall indemnify and hold harmless Trustee from and against any and all claims and losses arising out of or attributable to this Agreement, except claims and losses arising from Trustee's breach hereof or Trustee's gross negligence or willful misconduct. Pledgor shall pay Trustee on demand the amount of any out-of-pocket expenses (including, without limitation, reasonable attorneys’ fees and other legal expenses) incurred by Trustee in connection with the enforcement of this Agreement and as otherwise provided in this Agreement with interest accruing thereon at the Default Interest Rate.

18. Specific Performance. In addition to all other rights and remedies granted to Trustee in this Agreement and the Indenture, Trustee shall be entitled to specific performance and injunctive and other equitable relief, and Pledgor waives any requirement for the securing or posting of any bond or other security in connection with the obtaining of any such specific performance and injunctive or other equitable relief.

19. Modifications, Amendments or Waivers. The provisions of this Agreement may be modified, amended or waived, but only by a written instrument signed by Pledgor and Trustee.

20. No Implied Waivers; Cumulative Remedies; Writing Required. No delay or failure of Trustee in exercising any right, power or remedy under this Agreement shall affect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights and remedies of Trustee under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have, including without limitation any rights and remedies under any other agreement. Any waiver, permit, consent or approval of any kind or character on the part of Trustee of any breach or default or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent in such writing specifically set forth.

21. Notices. All notices, requests, demands, waivers and other communication required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed by first-class, certified mail, return receipt, postage prepaid, or (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy (with electronic confirmation of receipt) or telegram.

If to the Trustee:

First Security Bank
Attention: Trust Department
314 N. Spring Street
Searcy, AR 72143

with a copy, which will
not constitute notice to
the Trustee, to:

Jack Nelson Jones Fink Jiles & Gregory, P.A.
425 West Capitol Avenues, Suite 3400
Little Rock, AR 72201
Attention: Joe Gregory

If to Pledgor:

Forster Drilling Corporation
Attn: W. Scott Thompson
2425 Fountainview Drive, Suite 305
Houston, Texas 77057

with a copy, which will
not constitute notice to
Pledgor, to:

Brewer & Pritchard, PC
Attn: Thomas C. Pritchard
3 Riverway, Suite 1800
Houston, Texas 77056

or, in each case, at such other address as may be specified in writing to the other parties.

All such notices, requests, demands, waivers and other communications shall be deemed to have been received (a) if by personal delivery on the date after such delivery, (b) if by certified mail, on the seventh business day after the mailing thereof, (c) if by next-day or overnight mail or delivery, on the day delivered, (d) if by telecopy or telegram, on the next day following the day on which such telecopy or telegram was sent, provided that a copy is also sent by certified or registered mail.

22. Survival. All representations, warranties, covenants and agreements of Pledgor contained herein or made in writing in connection herewith shall survive the execution and delivery of this Agreement and the issuance of the Notes.

23. Governing Law; Waivers and Jurisdiction.

(a) Governing Law. This Agreement shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of Texas without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas, except that the filing, perfection, effect of perfection and enforcement of security interests and liens in other jurisdictions shall be governed by the laws of the applicable jurisdictions in accordance with the UCC.

(b) Waivers. To the extent permitted by law, Pledgor hereby waives personal service of any and all process upon it and consents that all such service of process be made by certified mail (with return receipt) directed to it at its addresses set forth in Section 21 hereof, and service so made shall be deemed to be completed the seventh Business Day after the same shall have been deposited in the U.S. mails, postage prepaid. In addition, Pledgor hereby waives, to the extent permitted by law, trial by jury, any objections based on forum non conveniens and any objections to venue of any action arising out of, connected with, related to or incidental to the transactions contemplated by or the relationships established in connection with this Agreement.

(c) Exclusive Jurisdiction. All disputes among or between Trustee and Pledgor arising out of, connected with, related to or incidental to the transactions contemplated by or the relationship established between them in connection with this Agreement, and whether arising in contract, tort, equity or otherwise, shall be resolved only by state or federal courts located in the State of Texas, County of Harris, and Pledgor hereby consents and submits to the jurisdiction of any state or federal court located within such county and state. Trustee and Pledgor acknowledge, however, that any appeals from those courts may be required to be heard by a court located outside of the State of Texas, County of Harris. Pledgor waives in all disputes any objections that they may have to the location of the court considering the dispute. Nothing in this Section 23 shall affect the right of Trustee to serve legal process in any other manner permitted by law or affect the right of Trustee to bring any action or proceeding against Pledgor or its property in the courts of any other jurisdiction.

24. Herein, etc. Words such as “herein,” “hereunder,” “hereof” and the like shall be deemed to refer to this Agreement as a whole and not to any particular document or Article, Section or other portion of a document.

25. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any prevision of this Agreement is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Agreement.

26. Headings. Section and subsection headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

27. Counterparts. This Agreement may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

28. Further Funding; Expansion Debt. Section 4.09 of the Indenture provides that Pledgor may incur certain additional debt (herein called Expansion Debt as also defined in the Indenture) for the purpose of acquiring or constructing certain additional assets (herein called Expansion Assets as also defined in the Indenture). In the event that such Expansion Debt is incurred in accordance with the limitations of Section 4.09 of the Indenture but not issued in a manner that makes it part of the Indenture, as amended or modified, or issued under the Indenture but otherwise incurred with a separate lender, then Trustee agrees to release the Collateral but only to the extent related to the Secondary Equipment (defined in the Senior Security Agreement) and Secondary Inventory (as defined in the Senior Security Agreement) being released.

IN WITNESS WHEREOF, Pledgor has executed this Agreement as of the date first above written.

FORSTER DRILLING CORPORATION

By:	/s/ Fred Forster III
Its:	President

Agreed and Accepted:

FIRST SECURITY BANK

By:	/s/ Frank Faust
Its:	Sr. Vice President

Signature Page to Senior Pledge Agreement